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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                SEPTEMBER 4, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                              EYE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                      000-15324              52-1402131
----------------------------           ----------         --------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
    of Incorporation)                 File Number)         Identification No.)




                             16 SOUTH MARKET STREET
                           PETERSBURG, VIRGINIA 23803
          (Address of Principal Executive Offices, Including Zip Code)




                                 (804) 861-0681
                          -----------------------------
                         (Registrant's telephone number,
                              including area code)





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                              EYE TECHNOLOGY, INC.

                                   FORM 8-K/A

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              On September 4, 1998, the Board of Directors of Registrant approved the appointment of Keiter, Stephens, Hurst, Gary & Shreaves, P.C. ("Principal Accountant") as the Registrant's independent auditors. For the years ended December 31, 1996 and 1997, the Principal Accountants had served as independent auditors for Star Tobacco and Pharmaceuticals, Inc., the accounting acquirer in the reverse acquisition of the Registrant. Registrant had not, prior to such engagement, consulted the Principal Accountant regarding any financial statement matters, or otherwise, of Registrant.

              Registrant has provided the Principal Accountant with a copy of the disclosures being reported in this report on Form 8-K/A prior to its filing with the Commission. The Principal Accountant had no additional information or comments to address to the Commission in response to this item.

              Prior to the engagement of the Principal Accountants, on March 5, 1998, the Company had engaged Olsen, Thielen & Co., Ltd. ("Former Auditors") as its independent auditors to audit its financial statements for the years ended December 31, 1996 and December 31, 1997. On September 4, 1998, Registrant notified the Former Auditors of its decision to dismiss the Former Auditors as Registrant's independent auditors. The Former Auditors' report for the fiscal years ending December 31, 1996 and December 31, 1997 contained no adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles. During Registrant's two most recent fiscal years and any subsequent interim periods through the date of dismissal, there have been no disagreements between Registrant and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused such firm to make reference in connection with its opinions to the subject matter of the disagreement.

              Registrant has provided the Former Auditors with a copy of the disclosures being reported in this report on Form 8-K/A prior to its filing with the Commission. A copy of the Former Auditors' letter response to this item is attached as an exhibit to this report.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) Financial Statements of Businesses Acquired.

                  None

              (b) Pro Forma Financial Information.

                  None.


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              (c) Exhibits.

              The exhibits filed as a part of this report are listed on the Index to Exhibits on page 5 of this report, which index is incorporated in this
Item 7(c) by reference.











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 16, 1998                  EYE TECHNOLOGY, INC.


                                          By:    /s/ David P. Sheets
                                             ----------------------------------
                                             David P. Sheets, President and
                                             Chief Executive Officer








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                                INDEX TO EXHIBITS


         The following exhibit to this report is incorporated herein by reference:

          16.   Letter response of Olsen, Thielen & Co., Ltd.









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